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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 14, 2005

                            THE BON-TON STORES, INC.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                 0-19517                23-2835229
(State or Other Jurisdiction    (Commission File         (IRS Employer
     of Incorporation)             Number)              Identification No.)

                 2801 E. Market Street, York, Pennsylvania 17402
                    (Address of Principal Executive Offices)

                                  717-757-7660
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 140.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

     As previously announced, on October 29, 2005, The Bon-Ton Stores, Inc. (the "Company") entered into a Purchase Agreement with Saks Incorporated ("Saks") pursuant to which the Company has agreed to purchase all of the outstanding securities of the subsidiaries of Saks that are solely related to the business of owning and operating the 142 retail department stores, located in 12 states in the Midwest and upper Great Plains regions, that comprise Saks' Northern Department Store Group (the "Acquisition"). The parties filed pre-merger notifications with the U.S. antitrust authorities pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the waiting period with respect to the Acquisition under the HSR Act expired at 11:59 p.m. on December 14, 2005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            The Bon-Ton Stores, Inc.

                            By:      /s/ Keith E. Plowman
                               -------------------------------------------------
                               Keith E. Plowman
                               Senior Vice President, Chief Financial
                               Officer and Principal Accounting Officer

Dated:  December 15, 2005



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